Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events
Subsequent Events:

21.Subsequent Events:

21.1 On July 4, 2018, the Company entered into four memoranda of agreements for the sale of its four VLGCs, including their existing time charter contracts, to unaffiliated buyers for total gross proceeds of $304,000. The sale remains subject to charterers’ approval, which is not to be unreasonably withheld. The VLGCs are scheduled for delivery to their buyers during the third quarter of 2018.

21.2 On July 18, 2018, the vessel Redondo, according to the terms of the Memorandum of Agreement dated June 11, 2018, was delivered to its new owners. An estimated gain of approximately $3,828 is expected to be recorded in the third quarter of 2018.

21.3 On July 24, 2018, the vessel Marbella, according to the terms of the Memorandum of Agreement dated June 27, 2018, was delivered to its new owners. An estimated gain of approximately $4,898 is expected to be recorded in the third quarter of 2018.

21.4 On July 30, 2018 and while announcing the results of its common stock repurchase program under which the Company has repurchased a total of 5,565,992 shares, the Company’s board of directors has decided to suspend the Company’s previously announced cash dividend policy until further notice. As previously noted both the dividend policy and common stock repurchase program are subject to the discretion of the Company’s board of directors and may be suspended or amended at any time without notice.

21.5 As of August 1, 2018, the Company has repurchased a total of 5,565,992 shares of its common stock for an aggregate amount of $23.1 million, including commissions, pursuant to the Company’s previously announced stock repurchase program under which it may repurchase up to $50.0 million of its outstanding common stock until February 28, 2019. The current outstanding number of shares of the Company’s common stock is 98,708,716.